Summary of Significant Accounting Policies - Schedule of Assets and Liabilities Measured at Fair Value in Financial Statements (Details) - Fair Value Measurement Using Level 2 [Member] - EUR (€)	Dec. 31, 2024	Dec. 31, 2023
Non-current liabilities
Trade and other payables	€ 1,196,039	€ 763
Lease liabilities	496,714	601,000
Loan payable	217,220	226,077
Contingent consideration	€ 120,000	181,000
Non-current assets
Financial assets at fair value through profit and loss		€ 426,320